UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2018

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sempra Energy	[ ]

Southern California Gas Company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
Southern California Gas Company	[ ]

Item 8.01 Other Events.

On September 24, 2018, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, closed the public offering and sale of $550,000,000 aggregate principal amount of its 4.30% First Mortgage Bonds, Series VV, due 2049 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $675,000) of 99.08% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-222651).

The Bonds were issued pursuant to a Supplemental Indenture, dated as of September 24, 2018, which is attached hereto as Exhibit 4.1. The Bonds will mature on January 15, 2049. The Bonds will bear interest at the rate of 4.30% per annum. Interest on the Bonds will accrue from September 24, 2018 and is payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2019 (short first interest period). The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the Form of Bond, which form is included in Exhibit 4.1 hereto.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated September 19, 2018, which is attached hereto as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated September 19, 2018, among Southern California Gas Company and the several underwriters named therein.
4.1	Supplemental Indenture, dated as of September 24, 2018.
4.2	Form of Series VV Bond (Included in Exhibit 4.1 hereto).
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: September 24, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY

Date: September 24, 2018	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer